EXHIBIT 10.3

SURRENDER AGREEMENT

THIS AGREEMENT made as of the 21st day of February, 2008 (the “Execution Date”).

B E T W E E N:

HAMIL INC.

(the “Landlord”)

- and -

OPEN ENERGY CORPORATION

(the “Tenant”)

WHEREAS:

A.                                   By a lease made as of November 30, 2006 (the “Lease”) made between Acton Management Co. Limited (“Acton”) and the Tenant, Acton leased to the Tenant certain premises (the “Premises”) in the building municipally known as 250 Industrial Parkway North, Aurora, Ontario, as more particularly described in the Lease, subject to the Tenant observing and performing all of the terms, covenants, conditions and provisions in the Lease on the part of the Tenant to be observed and performed (the “Covenants”);

B.                                   Acton has informed Tenant that it has amalgamated with Hamil Inc. effective December 15, 2006 as Hamil Inc.; and

C.                                   Subject to the provisions of this Agreement, the parties have agreed that the Tenant will surrender the Lease and the Premises to the Landlord in order that the estate, term and interest of the Tenant therein may merge and be extinguished upon the terms contained in this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements contained in this Agreement and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each of the parties), the parties covenant and agree as follows:

1.                                       Surrender

From and after the date of this Agreement, the term of the Lease is hereby terminated and shall be of no further force and effect, subject only the requirements set forth in this Agreement.

2.                                       Surrender Fee

Tenant agrees to pay to Landlord a surrender fee (the “Surrender Fee”), in the aggregate amount of One Hundred and Nine Thousand, Seven Hundred and Seventy-Two and 46/100 ($109,772.46) Dollars (Cdn.), payable in certified funds or wire transfer on the following dates:

Payment Date	Amount	GST	Total

March 1, 2008	$20,909.04	$1,045.45	$21,954.49
April 1, 2008	$20,909.04	$1,045.45	$21,954.49
May 1, 2008	$20,909.04	$1,045.45	$21,954.49
June 1, 2008	$20,909.04	$1,045.45	$21,954.49
July 1, 2008	$20,909.04	$1,045.45	$21,954.49
TOTAL SURRENDER FEE:			$109,772.46

3.	Payment of Utilities

Notwithstanding any other provision hereof to the contrary, the Tenant hereby acknowledges and agrees to pay all of the utilities (the “Utility Costs”) relating to the Premises from the Execution Date to and including the earlier to occur of (i) March 31, 2008, or (ii) the date on which a new tenant occupies the Premises, in either case within ten (10) days of receipt of an invoice for same from the Landlord.

4.	Discharge of Registrations

If the Tenant has registered a notice or other document evidencing the existence of the Lease on title to the Premises (the

“Notice”), then the Tenant shall discharge same prior to or within 15 days following the Effective Date.  If the Tenant fails to discharge any such Notice within the time period set out above, the Landlord (or its lawyers) may do so and the Tenant hereby:

(a)

consents to the Landlord and the Landlord’s lawyers signing such documentation as may be required to discharge the Notice (and, in the case of the Landlord’s lawyers, making all legal statements which are required to be made in order to obtain such discharge);

(b)	releases all claims which it may have against the Landlord and the Landlord’s lawyers for discharging the Notice in accordance with the provisions of this section; and

(c)

agrees to reimburse the Landlord for all costs incurred by the Landlord in discharging the Notice, same to be paid by the Tenant to the Landlord within 30 days following the Tenant’s receipt of an invoice from the Landlord.

5.	Release

(a)	Subject to the provisions set out below, as of the Effective Date the parties hereby:

(i) release, remise and forever discharge the other from the Lease and from the observance and performance of the Covenants in respect of the period from and after the Effective Date; and

(ii)

acknowledge and agree that as of and from the Effective Date, the Lease shall be of no further force or effect and that no party to the Lease shall have any liability of any kind to any other party in respect of the Lease or the terms and conditions thereof.

(b)	Despite section 6(a), the Tenant shall not be released from the observance and performance of the agreements set forth herein, including, without limitation the payment of the Surrender Fee in accordance with Sections 2 hereof and the payment of the Utility Costs in accordance with Section 3 hereof.

6.	Vacant Possession

Upon the Execution Date, the Tenant has vacated the Premises and delivered vacant possession thereof to the Landlord in a clean and tidy condition, together with all keys for the Premises, and Landlord hereby acknowledges the foregoing by execution of this Agreement.

7.                                       Execution of New Lease

The Tenant hereby acknowledges and agrees that the Landlord may execute a new lease of the Premises with the New Tenant at any time following the Effective Date.

8.                                       Representations and Warranties

(a)                                  The Tenant represents and warrants to the Landlord that:

(i)                                     it has the right, full power and authority to surrender the Lease and the Premises in the manner set out in this Agreement and to enter into and carry out its respective obligations under this Agreement;

(ii)                                  there are no subleases or licenses of the Premises (or any part of it) in existence.

(b)                                 The Landlord represents and warrants to the Tenant that it has the right, full power and authority to accept the surrender of the Lease and the Premises in the manner set out in this Agreement and to enter into and carry out its obligations under this Agreement.

9.                                       General Contract Provisions

(a)                                  Recitals

Each of the parties represents and warrants to each of the others that the recitals set out above are true and correct in substance and fact, as each such recital relates to each party, and are incorporated as an integral part of this Agreement.

(b)                                 Entire Agreement

This Agreement constitutes the entire agreement between the parties pertaining to the subject matter of this Agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties.  There are no representations, warranties or other agreements, whether oral or written, between the parties in connection with the subject matter of this Agreement except as specifically set out in this Agreement.  No amendment, supplement, modification, waiver or termination of this Agreement shall be binding on the parties unless same is in writing and signed by all of the parties.

(c)                                  Applicable Law

This Agreement shall be construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable in the Province of Ontario and shall be treated in all respects as an Ontario contract.  Each of the parties irrevocably attorns to the jurisdiction of the courts of the Province of Ontario.

(d)                                 Invalidity

If any provision of this Agreement or any part of any provision of this Agreement is held to be invalid, illegal or unenforceable by a court of competent jurisdiction, such provision or part shall not affect the validity, legality or enforceability of any other provision of this Agreement or the balance of any provision of this Agreement absent such part and such invalid, illegal or unenforceable provision or part shall be deemed to be severed from this Agreement and this Agreement shall be construed and enforced as if such invalid, illegal or unenforceable provision or part had never been inserted in this Agreement.

(e)                                  Further Assurances

The parties shall with reasonable diligence do all such things and provide all such reasonable assurances as may be required for the further assuring of the Lease and the Premises unto the Landlord and/or the surrender of the Lease and the Premises by the Tenant, as the case may be.

(f)                                    Counterparts and Execution by Fax

This Agreement may be executed by the parties in separate counterparts each of which when so executed and delivered to all of the parties shall be deemed to be and shall be read as a single agreement among the parties.  In addition, execution of this Agreement by any of the parties may be evidenced by way of a faxed transmission of such party’s signature (which signature may be by separate counterpart), or a photocopy of such faxed transmission, and such faxed signature, or photocopy of such faxed signature, shall be deemed to constitute the original signature of such party to this Agreement.

(g)                                 Binding Effect

This Agreement shall enure to the benefit of and shall be binding upon the parties and their respective successors and permitted assigns.

THIS AGREEMENT has been executed by the parties hereto as of the date first above written.

HAMIL INC.		OPEN ENERGY CORPORATION

Per:		Per:
Name:	Michael Langer	Name:	Dalton W. Sprinkle
Title:	Secretary	Title:	General Counsel

I have authority to bind the Corporation		I have authority to bind the Corporation